UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04450
                                                     ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                         -------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

                                OCTOBER 31, 2008

A series of Franklin Templeton Global Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                  FIXED INCOME

                               FRANKLIN TEMPLETON
                               HARD CURRENCY FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

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                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Franklin Templeton Hard Currency Fund .....................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   12
Financial Highlights and Statement of Investments .........................   14
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Report of Independent Registered Public Accounting Firm ...................   29
Tax Designation ...........................................................   30
Board Members and Officers ................................................   31
Shareholder Information ...................................................   36

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Templeton Hard Currency Fund covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new

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Shareholders who are registered at franklintempleton.com can receive this report
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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Templeton Hard Currency Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A had a -3.57% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which had a -8.47% total return for the same period.(1) The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The Fund underperformed the U.S. dollar, which rose 13.70% relative to its major U.S. trading partners during the period.(2) The dollar appreciated 14.09% versus the euro but declined 14.69% versus the Japanese yen.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Exshare (via Compustat via Factset).

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                4 | Annual Report

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, the global economy faced several economic shocks including a global housing market correction starting in the U.S., a commodity price hike and a credit crunch. With multiple detractors to growth, the global economy began to slow, led by the U.S. and later followed by Europe and other industrialized countries. Given these conditions, international bond, equity and currency markets experienced considerable volatility over the 12-month period. Additionally, global inflation rates rose sharply during the reporting period as food and energy prices surged. However, inflation began to moderate toward period-end as commodity prices declined rapidly and global growth waned. Increased recession risk and instability in global financial markets prompted significant monetary policy easing globally.

Domestic economic momentum cooled rapidly as credit conditions tightened, job losses mounted and business and consumer confidence plunged. In third quarter 2008, U.S. real gross domestic product (GDP) growth contracted an estimated annualized 0.5%. Continued economic weakness helped moderately reduce the U.S.'s large current account deficit, which stood at -5.1% of GDP at period-end.(4) Rising U.S. mortgage delinquencies triggered a period of substantial risk aversion in the banking sector and financial markets. Deteriorating asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets, prompting U.S. policymakers to provide liquidity and capital to the banking system to prevent a system-wide melt-down. For example, the U.S. Federal Reserve Board (Fed) reduced interest rates 350 basis points (bps; 100 bps equal one percentage point) to 1.00% during the period.

The eurozone economy entered a technical recession in third quarter 2008 after the economy shrank 0.2% from the second quarter.(5) After raising interest rates in July to counteract inflation risks from surging commodity prices, the European Central Bank (ECB) cut rates 50 bps to 3.75% in October following a string of bank failures. Furthermore, eurozone and other European countries stepped up measures to protect depositors, establish bank-rescue plans and consider fiscal spending plans to mitigate the economic downturn. In a coordinated effort with the Fed, ECB and other central banks, Sweden, Norway, Switzerland and the U.K. also reduced interest rates in October.

Asia's economic growth also moderated, but not to the same extent as in the U.S. or Europe. China's third quarter GDP registered 9.0% annual growth,

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(4.) Source: Bureau of Economic Analysis.

(5.) Source: Eurostat.


                                Annual Report | 5

CURRENCY BREAKDOWN
10/31/08

                    % OF TOTAL
                    NET ASSETS
                    ----------
ASIA PACIFIC          76.7%
Japanese Yen          29.4%
Singapore Dollar      25.0%
Malaysian Ringgit      9.4%
Indonesian Rupiah      4.0%
Taiwanese Dollar       3.3%
Chinese Yuan           2.9%
Australian Dollar      1.9%
Kazakhstani Tenge      0.8%

EUROPE                26.8%
Swiss Franc           16.7%
Swedish Krona          7.5%
Polish Zloty           1.9%
Norwegian Krone        1.6%
Euro*                 -0.9%

AMERICAS*             -3.5%
Canadian Dollar        0.4%
U.S. Dollar*          -3.9%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

although that was below 2007's 12.0% average quarterly rate.(6) Outside of China, economic growth was more modest. Indonesia's economy grew 6.1% in the third quarter, Malaysia's 4.7% and South Korea's 3.9% while Singapore and Japan slid into recessions.(7) Weakening external demand prompted monetary policy responses across Asia. Many central banks -- including those of China, Japan, South Korea and Australia -- cut interest rates in October and announced fiscal stimulus packages to help offset the economic downdraft. As in other regions, increasing oil prices that reached $145 in July, contributed to Asia's rising inflation rates. Conversely, the rapid oil price decline to $68 by period-end, along with moderating food prices, gradually reduced inflation rates. For example, China's consumer price inflation peaked at 8.7% in February before falling to 4.0% in October.(6)

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

Moderate U.S. dollar weakness in the first half of the reporting period followed by more intense U.S. dollar strength in the last three months of the period characterized the year under review. Against this backdrop of U.S. dollar strength, most currencies underperformed the U.S. dollar. With the escalation of the credit crisis, the U.S. dollar benefited from a dollar liquidity shortage resulting from a reluctance of financial institutions to lend or invest so as to preserve cash and reduce risk while deleveraging gathered pace when banks and borrowers paid back U.S.-dollar borrowing. The primary exceptions (to U.S. dollar strength) were the currencies of large creditor countries such as Japan and Switzerland, which benefited greatly from the deleveraging trend and represented 46.1% of the Fund. While the U.S. dollar benefited from the deepening credit crisis in the near-term, we believe prior challenges facing the U.S. dollar could return if investor focus shifts from the credit crunch to recessionary dynamics. In particular, the U.S. still faces a large current account deficit that requires funding to prevent currency depreciation as well as longer-term trends of international reserve diversification toward multiple reserve currencies. The Fund's currency positioning reflected our fundamentals-based investment strategy, including

(6.) Source: National Bureau of Statistics (China).

(7.) Source: Bank of Indonesia; Department of Statistics Malaysia; Bank of
     Korea.


                                6 | Annual Report
countries that in our analysis have strong balance of payment positions, credible macroeconomic policy management or attractive relative growth prospects. While some peripheral non-U.S. dollar currencies beyond the Swiss franc and Japanese yen weakened following broad-based and generally indiscriminate selling in many markets, we believe the markets should once again revert to differentiating currencies based on fundamentals. If that inflection point is reached, we believe the Fund should be well positioned to benefit from market revaluations.

ASIA

Our Asia positioning benefited performance relative to the JPM 3 Month Global Cash Index. Representing the Fund's largest currency position and an overweighted position relative to the benchmark index, the Japanese yen rose 17.22% against the U.S. dollar over the 12-month period and benefited relative performance.(3) The yen benefited from Japan's current account surplus and from the unwinding of the carry trade, where the yen was used as a funding currency to invest in assets of other currencies. Although a Japanese economic slowdown became increasingly apparent, the Japanese yen benefited from increased global risk aversion given its perception as a safe haven currency as well as from Japanese investors repatriating funds invested abroad. The Singapore dollar and Malaysian ringgit depreciated 2.37% and 6.08% against the U.S. dollar, but our exposure to these non-index currencies benefited relative performance given the benchmark index's steeper decline.(3) The Fund's Indonesian rupiah exposure, however, detracted from relative performance as that currency weakened 16.54% versus the U.S. dollar as contagion effects in emerging markets more than offset the positive yield differential of short-term Indonesian cash rates.(3) As global financial turmoil spilled into emerging markets -- raising investor concern over current account deficits and sufficiency of international reserves -- it was notable that much of Asia continued to generate current account surpluses while Asia's large foreign exchange reserves could limit external risks from other regions. Additionally, low leverage in banking sector loans may help keep domestic credit conditions at manageable levels, and could enable Asian emerging markets to take relatively wider economic stimulus policy measures.

EUROPE

The Fund's European portfolio generated mixed relative performance. Our underweighted euro positioning boosted relative performance as that currency fell 12.35% versus the U.S. dollar during the period.(3) We largely avoided holding euro exposure due to relative valuation concerns, particularly against Asia, and increased our Swiss franc exposure. The Swiss franc benefited from global deleveraging given the use of the franc as a funding currency, especially within the European region. Against the U.S. dollar, the Swiss franc fell only

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.


                                Annual Report | 7

Please note that although the Fund's Statement of Investments on page 16 of this report indicates the Fund held 57.7% of its total investments in U.S. dollar-denominated assets as of 10/31/08, its net exposure to the U.S. dollar as of that date was only -3.9%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 8 in the Notes to Financial Statements on page 26 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

0.77% during the reporting period.(3) Exposure to non-euro European currencies, however, detracted from relative performance. The Norwegian krone had a 19.92% decline, the Swedish krona fell 18.39% and the Polish zloty lost 9.69% versus the U.S. dollar.(3) Despite large, positive current account and fiscal balances in Norway and Sweden, these currencies suffered due to declining oil prices that negatively impacted oil producer Norway and increased signs of cyclical slowing in Sweden. Although Poland benefited throughout most of the Fund's fiscal year from its credible monetary policy and relative growth outperformance compared with western Europe, investor concerns over sustained current account deficits, sufficiency of international reserve coverage and banking system leverage in other parts of central and eastern Europe weighed on the zloty as the financial crisis intensified.

AMERICAS

We significantly reduced our position in the Canadian dollar during the reporting period given the country's close economic link to the U.S. and the possibility of rising U.S. recessionary risks spilling over into the Canadian economy. The Canadian dollar fell 21.88% against the U.S. dollar during the 12-month period due to interest rate reductions, lower commodity prices and deteriorating growth prospects.(3) Over the period, the Bank of Canada reduced interest rates 225 bps to 2.25%.

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: ICPHX)                      CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$1.03     $9.13     $10.16
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.6849

ADVISOR CLASS (SYMBOL: ICHHX)                CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$1.03     $9.15     $10.18
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.7140

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR    5-YEAR   10-YEAR
-------------------------------------          ------   -------   -------
Cumulative Total Return(1)                      -3.57%   +28.29%   +40.27%
Average Annual Total Return(2)                  -5.71%    +4.63%    +3.21%
Value of $10,000 Investment(3)                 $9,429   $12,541   $13,711
Avg. Ann. Total Return (9/30/08)(4)             -1.74%    +5.30%    +4.00%
   Distribution Rate(5)                 0.94%
   30-Day Standardized Yield(6)         0.04%
   Total Annual Operating Expenses(7)   1.09%

ADVISOR CLASS                                  1-YEAR    5-YEAR   10-YEAR
-------------------------------------          ------   -------   -------
Cumulative Total Return(1)                      -3.28%   +30.32%   +44.69%
Average Annual Total Return(2)                  -3.28%    +5.44%    +3.76%
Value of $10,000 Investment(3)                 $9,672   $13,032   $14,469
Avg. Ann. Total Return (9/30/08)(4)             +0.82%    +6.14%    +4.57%
   Distribution Rate(5)                 1.35%
   30-Day Standardized Yield(6)         0.34%
   Total Annual Operating Expenses(7)   0.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -5.71%
5-Year     +4.63%
10-Year    +3.21%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN TEMPLETON HARD     JP MORGAN 3 MONTH
   DATE      CURRENCY FUND - CLASS A   GLOBAL CASH INDEX(8)
----------   -----------------------   --------------------
 11/1/1998            $ 9,774                 $10,000
11/30/1998            $ 9,428                 $ 9,863
12/31/1998            $ 9,807                 $10,026
 1/31/1999            $ 9,524                 $ 9,912
 2/28/1999            $ 9,278                 $ 9,679
 3/31/1999            $ 9,183                 $ 9,640
 4/30/1999            $ 9,041                 $ 9,606
 5/31/1999            $ 8,955                 $ 9,531
 6/30/1999            $ 8,850                 $ 9,484
 7/31/1999            $ 9,166                 $ 9,766
 8/31/1999            $ 9,099                 $ 9,735
 9/30/1999            $ 9,215                 $ 9,872
10/31/1999            $ 9,157                 $ 9,823
11/30/1999            $ 8,974                 $ 9,599
12/31/1999            $ 8,984                 $ 9,643
 1/31/2000            $ 8,655                 $ 9,480
 2/29/2000            $ 8,529                 $ 9,363
 3/31/2000            $ 8,743                 $ 9,420
 4/30/2000            $ 8,363                 $ 9,082
 5/31/2000            $ 8,460                 $ 9,144
 6/30/2000            $ 8,724                 $ 9,428
 7/31/2000            $ 8,449                 $ 9,202
 8/31/2000            $ 8,253                 $ 9,018
 9/30/2000            $ 8,205                 $ 8,943
10/31/2000            $ 7,928                 $ 8,707
11/30/2000            $ 8,076                 $ 8,846
12/31/2000            $ 8,424                 $ 9,370
 1/31/2001            $ 8,354                 $ 9,327
 2/28/2001            $ 8,235                 $ 9,218
 3/31/2001            $ 7,895                 $ 8,903
 4/30/2001            $ 7,955                 $ 9,013
 5/31/2001            $ 7,805                 $ 8,814
 6/30/2001            $ 7,713                 $ 8,804
 7/31/2001            $ 7,936                 $ 9,013
 8/31/2001            $ 8,219                 $ 9,306
 9/30/2001            $ 8,309                 $ 9,292
10/31/2001            $ 8,228                 $ 9,254
11/30/2001            $ 8,177                 $ 9,256
12/31/2001            $ 8,085                 $ 9,214
 1/31/2002            $ 7,849                 $ 9,020
 2/28/2002            $ 7,910                 $ 9,081
 3/31/2002            $ 8,022                 $ 9,186
 4/30/2002            $ 8,270                 $ 9,436
 5/31/2002            $ 8,560                 $ 9,774
 6/30/2002            $ 8,851                 $10,199
 7/31/2002            $ 8,799                 $10,127
 8/31/2002            $ 8,820                 $10,186
 9/30/2002            $ 8,893                 $10,233
10/31/2002            $ 8,977                 $10,297
11/30/2002            $ 9,061                 $10,360
12/31/2002            $ 9,520                 $10,776
 1/31/2003            $ 9,738                 $11,010
 2/28/2003            $ 9,859                 $11,101
 3/31/2003            $ 9,903                 $11,208
 4/30/2003            $10,057                 $11,455
 5/31/2003            $10,519                 $11,956
 6/30/2003            $10,386                 $11,838
 7/31/2003            $10,220                 $11,620
 8/31/2003            $10,120                 $11,495
 9/30/2003            $10,587                 $12,114
10/31/2003            $10,687                 $12,216
11/30/2003            $10,955                 $12,518
12/31/2003            $11,354                 $13,049
 1/31/2004            $11,295                 $12,947
 2/29/2004            $11,354                 $12,959
 3/31/2004            $11,269                 $12,947
 4/30/2004            $10,927                 $12,591
 5/31/2004            $11,021                 $12,789
 6/30/2004            $10,990                 $12,773
 7/31/2004            $10,943                 $12,701
 8/31/2004            $11,097                 $12,831
 9/30/2004            $11,388                 $13,104
10/31/2004            $11,697                 $13,443
11/30/2004            $12,184                 $13,999
12/31/2004            $12,317                 $14,220
 1/31/2005            $12,044                 $13,799
 2/28/2005            $12,279                 $14,032
 3/31/2005            $12,098                 $13,808
 4/30/2005            $12,061                 $13,776
 5/31/2005            $11,775                 $13,333
 6/30/2005            $11,656                 $13,150
 7/31/2005            $11,669                 $13,168
 8/31/2005            $11,806                 $13,357
 9/30/2005            $11,766                 $13,225
10/31/2005            $11,716                 $13,110
11/30/2005            $11,691                 $12,959
12/31/2005            $11,794                 $13,001
 1/31/2006            $12,179                 $13,379
 2/28/2006            $12,073                 $13,215
 3/31/2006            $12,091                 $13,273
 4/30/2006            $12,597                 $13,842
 5/31/2006            $12,664                 $14,113
 6/30/2006            $12,581                 $14,054
 7/31/2006            $12,621                 $14,099
 8/31/2006            $12,594                 $14,169
 9/30/2006            $12,499                 $14,054
10/31/2006            $12,661                 $14,235
11/30/2006            $12,931                 $14,682
12/31/2006            $12,792                 $14,620
 1/31/2007            $12,696                 $14,481
 2/28/2007            $12,846                 $14,695
 3/31/2007            $12,987                 $14,852
 4/30/2007            $13,180                 $15,249
 5/31/2007            $13,111                 $15,146
 6/30/2007            $13,158                 $15,269
 7/31/2007            $13,366                 $15,521
 8/31/2007            $13,366                 $15,477
 9/30/2007            $13,953                 $16,176
10/31/2007            $14,219                 $16,564
11/30/2007            $14,177                 $16,654
12/31/2007            $14,203                 $16,635
 1/31/2008            $14,501                 $16,897
 2/29/2008            $14,799                 $17,359
 3/31/2008            $15,057                 $17,849
 4/30/2008            $14,878                 $17,728
 5/31/2008            $14,818                 $17,795
 6/30/2008            $14,847                 $17,980
 7/31/2008            $14,698                 $17,877
 8/31/2008            $14,203                 $17,045
 9/30/2008            $14,026                 $16,457
10/31/2008            $13,711                 $15,161

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/08
-------------   --------
1-Year           -3.28%
5-Year           +5.44%
10-Year          +3.76%

ADVISOR CLASS (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON HARD        JP MORGAN 3 MONTH
   DATE      CURRENCY FUND - ADVISOR CLASS   GLOBAL CASH INDEX(8)
----------   -----------------------------   --------------------
 11/1/1998              $10,000                     $10,000
11/30/1998              $ 9,659                     $ 9,863
12/31/1998              $10,050                     $10,026
 1/31/1999              $ 9,760                     $ 9,912
 2/28/1999              $ 9,509                     $ 9,679
 3/31/1999              $ 9,403                     $ 9,640
 4/30/1999              $ 9,267                     $ 9,606
 5/31/1999              $ 9,179                     $ 9,531
 6/30/1999              $ 9,059                     $ 9,484
 7/31/1999              $ 9,381                     $ 9,766
 8/31/1999              $ 9,313                     $ 9,735
 9/30/1999              $ 9,442                     $ 9,872
10/31/1999              $ 9,383                     $ 9,823
11/30/1999              $ 9,196                     $ 9,599
12/31/1999              $ 9,209                     $ 9,643
 1/31/2000              $ 8,872                     $ 9,480
 2/29/2000              $ 8,743                     $ 9,363
 3/31/2000              $ 8,967                     $ 9,420
 4/30/2000              $ 8,578                     $ 9,082
 5/31/2000              $ 8,678                     $ 9,144
 6/30/2000              $ 8,952                     $ 9,428
 7/31/2000              $ 8,671                     $ 9,202
 8/31/2000              $ 8,469                     $ 9,018
 9/30/2000              $ 8,426                     $ 8,943
10/31/2000              $ 8,143                     $ 8,707
11/30/2000              $ 8,295                     $ 8,846
12/31/2000              $ 8,647                     $ 9,370
 1/31/2001              $ 8,586                     $ 9,327
 2/28/2001              $ 8,463                     $ 9,218
 3/31/2001              $ 8,111                     $ 8,903
 4/30/2001              $ 8,173                     $ 9,013
 5/31/2001              $ 8,029                     $ 8,814
 6/30/2001              $ 7,942                     $ 8,804
 7/31/2001              $ 8,171                     $ 9,013
 8/31/2001              $ 8,452                     $ 9,306
 9/30/2001              $ 8,560                     $ 9,292
10/31/2001              $ 8,477                     $ 9,254
11/30/2001              $ 8,424                     $ 9,256
12/31/2001              $ 8,339                     $ 9,214
 1/31/2002              $ 8,096                     $ 9,020
 2/28/2002              $ 8,160                     $ 9,081
 3/31/2002              $ 8,272                     $ 9,186
 4/30/2002              $ 8,538                     $ 9,436
 5/31/2002              $ 8,837                     $ 9,774
 6/30/2002              $ 9,142                     $10,199
 7/31/2002              $ 9,088                     $10,127
 8/31/2002              $ 9,109                     $10,186
 9/30/2002              $ 9,197                     $10,233
10/31/2002              $ 9,295                     $10,297
11/30/2002              $ 9,370                     $10,360
12/31/2002              $ 9,854                     $10,776
 1/31/2003              $10,080                     $11,010
 2/28/2003              $10,216                     $11,101
 3/31/2003              $10,271                     $11,208
 4/30/2003              $10,419                     $11,455
 5/31/2003              $10,909                     $11,956
 6/30/2003              $10,769                     $11,838
 7/31/2003              $10,597                     $11,620
 8/31/2003              $10,505                     $11,495
 9/30/2003              $10,987                     $12,114
10/31/2003              $11,103                     $12,216
11/30/2003              $11,380                     $12,518
12/31/2003              $11,801                     $13,049
 1/31/2004              $11,740                     $12,947
 2/29/2004              $11,801                     $12,959
 3/31/2004              $11,726                     $12,947
 4/30/2004              $11,371                     $12,591
 5/31/2004              $11,481                     $12,789
 6/30/2004              $11,437                     $12,773
 7/31/2004              $11,400                     $12,701
 8/31/2004              $11,573                     $12,831
 9/30/2004              $11,868                     $13,104
10/31/2004              $12,201                     $13,443
11/30/2004              $12,708                     $13,999
12/31/2004              $12,842                     $14,220
 1/31/2005              $12,571                     $13,799
 2/28/2005              $12,816                     $14,032
 3/31/2005              $12,627                     $13,808
 4/30/2005              $12,601                     $13,776
 5/31/2005              $12,303                     $13,333
 6/30/2005              $12,182                     $13,150
 7/31/2005              $12,209                     $13,168
 8/31/2005              $12,352                     $13,357
 9/30/2005              $12,302                     $13,225
10/31/2005              $12,263                     $13,110
11/30/2005              $12,223                     $12,959
12/31/2005              $12,353                     $13,001
 1/31/2006              $12,755                     $13,379
 2/28/2006              $12,644                     $13,215
 3/31/2006              $12,655                     $13,273
 4/30/2006              $13,199                     $13,842
 5/31/2006              $13,268                     $14,113
 6/30/2006              $13,191                     $14,054
 7/31/2006              $13,233                     $14,099
 8/31/2006              $13,205                     $14,169
 9/30/2006              $13,117                     $14,054
10/31/2006              $13,286                     $14,235
11/30/2006              $13,568                     $14,682
12/31/2006              $13,433                     $14,620
 1/31/2007              $13,333                     $14,481
 2/28/2007              $13,491                     $14,695
 3/31/2007              $13,648                     $14,852
 4/30/2007              $13,850                     $15,249
 5/31/2007              $13,778                     $15,146
 6/30/2007              $13,824                     $15,269
 7/31/2007              $14,057                     $15,521
 8/31/2007              $14,057                     $15,477
 9/30/2007              $14,681                     $16,176
10/31/2007              $14,960                     $16,564
11/30/2007              $14,931                     $16,654
12/31/2007              $14,952                     $16,635
 1/31/2008              $15,265                     $16,897
 2/29/2008              $15,594                     $17,359
 3/31/2008              $15,862                     $17,849
 4/30/2008              $15,673                     $17,728
 5/31/2008              $15,610                     $17,795
 6/30/2008              $15,652                     $17,980
 7/31/2008              $15,494                     $17,877
 8/31/2008              $14,990                     $17,045
 9/30/2008              $14,801                     $16,457
10/31/2008              $14,469                     $15,161


                               10 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: J.P. Morgan. The JP Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.


                               Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  921.60              $5.31
Hypothetical (5% return before expenses)         $1,000           $1,019.61              $5.58
ADVISOR CLASS
Actual                                           $1,000           $  923.20              $3.77
Hypothetical (5% return before expenses)         $1,000           $1,021.22              $3.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.10% and Advisor: 0.78%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 13

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
CLASS A                                                                    2008        2007        2006        2005        2004
----------------------------------------------------------------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................   $  10.16    $   9.39    $   9.34    $   9.85    $   9.59
                                                                         --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ..........................................       0.10        0.28        0.24        0.15        0.09
   Net realized and unrealized gains (losses) ........................      (0.45)       0.84        0.47       (0.12)       0.78
                                                                         --------    --------    --------    --------    --------
Total from investment operations .....................................      (0.35)       1.12        0.71        0.03        0.87
                                                                         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income and net realized foreign currency gains .....      (0.68)      (0.35)      (0.66)      (0.46)      (0.61)
   Net realized gains ................................................         --          --          --       (0.08)         --
                                                                         --------    --------    --------    --------    --------
Total distributions ..................................................      (0.68)      (0.35)      (0.66)      (0.54)      (0.61)
                                                                         --------    --------    --------    --------    --------
Redemption fees(c,d) .................................................         --          --          --          --          --
                                                                         --------    --------    --------    --------    --------
Net asset value, end of year .........................................   $   9.13    $  10.16    $   9.39    $   9.34    $   9.85
                                                                         ========    ========    ========    ========    ========
Total return(e) ......................................................      (3.57)%     12.31%       8.06%       0.17%       9.44%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..........................................................       1.09%       1.09%       1.13%       1.19%       1.24%
Net investment income ................................................       1.07%       2.97%       2.58%       1.54%       0.95%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $479,764    $323,255    $322,449    $190,163    $211,098

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
ADVISOR CLASS                                                              2008        2007        2006        2005        2004
----------------------------------------------------------------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................   $  10.18    $   9.41    $   9.36    $   9.87    $   9.61
                                                                         --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ..........................................       0.14        0.31        0.27        0.18        0.13
   Net realized and unrealized gains (losses) ........................      (0.46)       0.84        0.47       (0.12)       0.79
                                                                         --------    --------    --------    --------    --------
Total from investment operations .....................................      (0.32)       1.15        0.74        0.06        0.92
                                                                         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income and net realized foreign currency gains .....      (0.71)      (0.38)      (0.69)      (0.49)      (0.66)
   Net realized gains ................................................         --          --          --       (0.08)         --
                                                                         --------    --------    --------    --------    --------
Total distributions ..................................................      (0.71)      (0.38)      (0.69)      (0.57)      (0.66)
                                                                         --------    --------    --------    --------    --------
Redemption fees(c,d) .................................................         --          --          --          --          --
                                                                         --------    --------    --------    --------    --------
Net asset value, end of year .........................................   $   9.15    $  10.18    $   9.41    $   9.36    $   9.87
                                                                         ========    ========    ========    ========    ========
Total return .........................................................      (3.28)%     12.60%       8.35%       0.50%       9.89%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................       0.78%       0.84%       0.83%       0.83%       0.84%
Net investment income ................................................       1.38%       3.22%       2.88%       1.89%       1.35%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $110,247    $ 89,942    $ 40,912    $ 17,532    $ 22,442

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

FRANKLIN TEMPLETON HARD CURRENCY FUND                                         PRINCIPAL AMOUNT(a)      VALUE
---------------------------------------------------------------------------   -------------------   ------------
    CORPORATE BONDS (COST $4,322,821) 0.7%
    General Electric Capital Corp., senior bond, 2.25%, 2/09/09 ...........        5,000,000 CHF    $  4,209,523
                                                                                                    ------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 45.6%
    Government of Austria, 1, 3.00%, 8/21/09 ..............................       10,000,000 CHF       8,638,092
    Government of Norway, 5.50%, 5/15/09 ..................................       52,350,000 NOK       7,804,437
    Government of Singapore, 4.375%, 1/15/09 ..............................      155,845,000 SGD     105,745,428
    Government of Sweden, 5.00%, 1/28/09 ..................................      177,990,000 SEK      23,021,642
    Inter-American Development Bank, 1.90%, 7/08/09 .......................    1,973,000,000 JPY      20,169,991
    KfW Bankengruppe, 2.05%, 9/21/09 ......................................    4,570,000,000 JPY      46,905,729
    Queensland Treasury Corp., 6.00%, 7/14/09 .............................       13,500,000 AUD       9,025,034
(b) Singapore Treasury Bill, 5/04/09 ......................................       50,000,000 SGD      33,478,733
(b) Sweden Treasury Bill,
       12/17/08 ...........................................................       82,100,000 SEK      10,535,328
       3/18/09 ............................................................       27,500,000 SEK       3,479,428
                                                                                                    ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $295,383,676) ....                          268,803,842
                                                                                                    ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 33.9%
(b) U.S. Treasury Bill,
       12/04/08 ...........................................................       50,000,000          49,989,950
       12/11/08 ...........................................................       50,000,000          49,987,850
       12/18/08 ...........................................................       50,000,000          49,973,900
       12/26/08 ...........................................................       50,000,000          49,982,200
                                                                                                    ------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $199,712,413) .......                          199,933,900
                                                                                                    ------------

                                                                                     SHARES
                                                                              -------------------
    MONEY MARKET FUNDS (COST $140,715,223) 23.8%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ..      140,715,223         140,715,223
                                                                                                    ------------
    TOTAL INVESTMENTS (COST $640,134,133) 104.0% ..........................                          613,662,488
    NET UNREALIZED DEPRECIATION ON FORWARD EXCHANGE CONTRACTS (4.3)% ......                          (25,262,599)
    OTHER ASSETS, LESS LIABILITIES 0.3% ...................................                            1,611,449
                                                                                                    ------------
    NET ASSETS 100.0% .....................................................                         $590,011,338
                                                                                                    ============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CHF - Swiss Francs
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The security is traded on a discount basis with no stated coupon rate.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

                                                                               FRANKLIN TEMPLETON
                                                                               HARD CURRENCY FUND
                                                                               ------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................      $499,418,910
      Cost - Sweep Money Fund (Note 7) .....................................       140,715,223
                                                                                  ------------
      Total cost of investments ............................................      $640,134,133
                                                                                  ============
      Value - Unaffiliated issuers .........................................      $472,947,265
      Value - Sweep Money Fund (Note 7) ....................................       140,715,223
                                                                                  ------------
      Total value of investments ...........................................       613,662,488
   Cash ....................................................................             4,082
   Foreign currency, at value (cost $9,128) ................................             8,937
   Receivables:
      Capital shares sold ..................................................         2,422,442
      Interest .............................................................         2,954,972
   Unrealized appreciation on forward exchange contracts (Note 8) ..........         9,515,529
                                                                                  ------------
         Total assets ......................................................       628,568,450
                                                                                  ------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................         3,215,183
      Affiliates ...........................................................           478,109
   Unrealized depreciation on forward exchange contracts (Note 8) ..........        34,778,128
   Accrued expenses and other liabilities ..................................            85,692
                                                                                  ------------
         Total liabilities .................................................        38,557,112
                                                                                  ------------
            Net assets, at value ...........................................      $590,011,338
                                                                                  ------------
   Net assets consist of:
      Paid-in capital ......................................................      $620,201,202
      Undistributed net investment income ..................................        24,176,695
      Net unrealized appreciation (depreciation) ...........................       (52,043,209)
      Accumulated net realized gain (loss) .................................        (2,323,350)
                                                                                  ------------
            Net assets, at value ...........................................      $590,011,338
                                                                                  ============
CLASS A:
   Net assets, at value ....................................................      $479,764,228
                                                                                  ============
   Shares outstanding ......................................................        52,575,772
                                                                                  ============
   Net asset value per share(a) ............................................      $       9.13
                                                                                  ============
   Maximum offering price per share (net asset value per share / 97.75%) ...      $       9.34
                                                                                  ============
ADVISOR CLASS:
   Net assets, at value ....................................................      $110,247,110
                                                                                  ============
   Shares outstanding ......................................................        12,054,089
                                                                                  ============
   Net asset value and maximum offering price per share ....................      $       9.15
                                                                                  ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2008

                                                                               FRANKLIN TEMPLETON
                                                                               HARD CURRENCY FUND
                                                                               ------------------
Investment income:
   Dividends from Sweep Money Fund (Note 7) ................................      $     60,320
   Interest ................................................................        12,757,716
                                                                                  ------------
            Total investment income ........................................        12,818,036
                                                                                  ------------
Expenses:
   Management fees (Note 3a) ...............................................         3,843,615
   Distribution fees: (Note 3c)
      Class A ..............................................................         1,478,757
   Transfer agent fees (Note 3e) ...........................................           479,958
   Custodian fees (Note 4) .................................................            46,150
   Reports to shareholders .................................................            70,045
   Registration and filing fees ............................................            91,258
   Professional fees .......................................................            51,225
   Trustees' fees and expenses .............................................            34,771
   Other ...................................................................            14,905
                                                                                  ------------
            Total expenses .................................................         6,110,684
            Expense reductions (Note 4) ....................................           (13,942)
                                                                                  ------------
               Net expenses ................................................         6,096,742
                                                                                  ------------
                  Net investment income ....................................         6,721,294
                                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................        17,848,571
      Foreign currency transactions ........................................        15,823,053
                                                                                  ------------
                  Net realized gain (loss) .................................        33,671,624
                                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................       (71,674,709)
      Translation of other assets and liabilities denominated in
         foreign currencies ................................................          (660,558)
                                                                                  ------------
                  Net change in unrealized appreciation (depreciation) .....       (72,335,267)
                                                                                  ------------
Net realized and unrealized gain (loss) ....................................       (38,663,643)
                                                                                  ------------
Net increase (decrease) in net assets resulting from operations ............      $(31,942,349)
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FRANKLIN TEMPLETON
                                                                                   HARD CURRENCY FUND
                                                                               ---------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                               ---------------------------
                                                                                   2008           2007
                                                                               ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................   $  6,721,294   $ 10,939,596
      Net realized gain (loss) from investments and foreign currency
         transactions ......................................................     33,671,624     13,540,841
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ................................................    (72,335,267)    17,654,981
                                                                               ------------   ------------
            Net increase (decrease) in net assets resulting from
               operations ..................................................    (31,942,349)    42,135,418
                                                                               ------------   ------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains:
         Class A ...........................................................    (24,946,669)   (11,331,337)
         Advisor Class .....................................................     (7,360,551)    (2,385,571)
                                                                               ------------   ------------
   Total distributions to shareholders .....................................    (32,307,220)   (13,716,908)
                                                                               ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...........................................................    207,656,432    (21,691,994)
         Advisor Class .....................................................     33,402,153     43,108,617
                                                                               ------------   ------------
   Total capital share transactions ........................................    241,058,585     21,416,623
                                                                               ------------   ------------
   Redemption fees .........................................................          4,548          1,838
                                                                               ------------   ------------
            Net increase (decrease) in net assets ..........................    176,813,564     49,836,971
Net assets:
   Beginning of year .......................................................    413,197,774    363,360,803
                                                                               ------------   ------------
   End of year .............................................................   $590,011,338   $413,197,774
                                                                               ============   ============
Undistributed net investment income included in net assets:
   End of year .............................................................   $ 24,176,695   $ 16,101,604
                                                                               ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                               20 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting


                               Annual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions


                               22 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES (CONTINUED)

that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------
                                                                      2008                            2007
                                                          ----------------------------    ----------------------------
                                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                          -----------    -------------    -----------    -------------
CLASS A SHARES:
   Shares sold ........................................    49,620,090    $ 485,804,936     15,120,203    $ 145,232,340
   Shares issued in reinvestment of distributions .....     1,803,679       17,049,806        835,035        7,890,170
   Shares redeemed ....................................   (30,657,256)    (295,198,310)   (18,489,325)    (174,814,504)
                                                          -----------    -------------    -----------    -------------
   Net increase (decrease) ............................    20,766,513    $ 207,656,432     (2,534,087)   $ (21,691,994)
                                                          ===========    =============    ===========    =============
ADVISOR CLASS SHARES:
   Shares sold ........................................    10,017,916    $  98,876,758      6,133,043    $  58,846,188
   Shares issued in reinvestment of distributions .....       601,584        5,709,332        166,518        1,583,623
   Shares redeemed ....................................    (7,399,133)     (71,183,937)    (1,814,162)     (17,321,194)
                                                          -----------    -------------    -----------    -------------
   Net increase (decrease) ............................     3,220,367    $  33,402,153      4,485,399    $  43,108,617
                                                          ===========    =============    ===========    =============


                               Annual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.45% per year of its average daily net assets. Distributors has agreed to limit the current rate to 0.30% per year for the period of February 1, 2008 through January 31, 2009. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...........   $95,594
Contingent deferred sales charges retained .......   $56,332

E. TRANSFER AGENT FEES

For the year ended October 31, 2008, the Fund paid transfer agent fees of $479,958, of which $282,911 was retained by Investor Services.


                               24 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2013 ..........................................................   $2,133,269
   2014 ..........................................................      190,081
                                                                     ----------
                                                                     $2,323,350
                                                                     ==========

During the year ended October 31, 2008, the Fund utilized $10,606 of capital loss carryforwards.

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                                                          2008          2007
                                                      -----------   -----------
Distribution paid from ordinary income ............   $32,307,220   $13,716,908

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................   $641,942,953
                                                                   ============
Unrealized appreciation ........................................   $  2,400,871
Unrealized depreciation ........................................    (30,681,336)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $(28,280,465)
                                                                   ------------
Distributable earnings - undistributed ordinary income .........   $ 14,698,291
                                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of tax straddles, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.


                               Annual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2008.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At October 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                      CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
                                                   --------------  ----------  ------------  ------------
CONTRACTS TO BUY
       1,991,865  Polish Zloty ..................       799,528     11/03/08     $     --     $ (80,284)
      24,287,655  Swedish Krona .................     3,687,490     11/12/08           --      (559,138)
       2,200,000  Australian Dollar .............     1,895,300     11/17/08           --      (433,825)
       2,724,300  Polish Zloty ..................     1,090,418     11/21/08           --      (108,266)
       4,537,463  Swiss Franc ...................     4,169,312     11/21/08           --      (254,231)
       9,782,100  Swiss Franc ...................     9,000,000     11/28/08           --      (558,862)
       7,250,000  Norwegian Krone ...............     1,313,406     12/08/08           --      (239,473)
       2,514,355  Polish Zloty ..................     1,006,225     12/08/08           --      (100,842)
       6,179,000  Malaysian Ringit ..............     1,955,380     12/10/08           --      (216,074)
       1,822,389  Canadian Dollar ...............     1,809,721     12/12/08           --      (302,357)
     155,368,800  Kazakhstani Tenge .............     1,200,000     12/12/08       80,194            --
       3,250,000  Norwegian Krone ...............       623,310     12/31/08           --      (142,597)
       1,400,000  Canadian Dollar ...............     1,355,407      1/20/09           --      (196,561)
     277,687,500  Japanese Yen ..................     2,664,001      1/20/09      166,205            --
      10,146,672  Swiss Franc ...................     9,300,000      1/20/09           --      (534,310)
     742,401,000  Japanese Yen ..................     7,114,392      1/22/09      452,811            --
       7,000,000  Polish Zloty ..................     2,781,641      1/22/09           --      (265,179)
     185,559,000  Japanese Yen ..................     1,777,811      1/28/09      114,028            --
     135,564,000  Japanese Yen ..................     1,294,044      1/30/09       88,201            --
      95,200,000  Japanese Yen ..................       911,965      2/04/09       58,953            --
     774,539,750  Japanese Yen ..................     7,395,575      2/12/09      506,791            --
         845,000  Australian Dollar .............       729,235      2/17/09           --      (171,684)
      97,475,000  Japanese Yen ..................       925,425      2/17/09       69,320            --
      27,820,000  Swedish Krona .................     4,245,708      2/17/09           --      (667,745)
      56,140,000  Japanese Yen ..................       542,520      2/27/09       30,673            --
       3,539,870  Swedish Krona .................       564,798      2/27/09           --      (109,598)
       5,000,000  Swiss Franc ...................     4,796,623      3/04/09           --      (474,199)


                               26 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
                                                      AMOUNT(a)       DATE     APPRECIATION  DEPRECIATION
                                                   --------------  ----------  ------------  ------------
CONTRACTS TO BUY (CONTINUED)
       4,800,000  Polish Zloty ..................   2,134,282        3/16/09    $       --   $   (412,554)
   6,285,440,000  Japanese Yen ..................  64,000,000        4/02/09       280,495             --
      20,243,200  Malaysian Ringit ..............   6,400,000        4/02/09            --       (680,693)
      63,783,040  Swiss Franc ...................  64,000,000        4/02/09            --     (8,837,482)
       5,671,200  Malaysian Ringit ..............   1,823,537        4/30/09            --       (219,628)
     650,000,000  Japanese Yen ..................   6,332,505        5/15/09       329,258             --
      13,700,000  Malaysian Ringit ..............   2,816,033 EUR    5/15/09       299,412             --
     168,570,000  Japanese Yen ..................   1,649,494        5/27/09        79,244             --
       4,568,615  Swiss Franc ...................   4,415,827        6/05/09            --       (461,538)
     436,320,000  Kazakhstani Tenge .............   3,511,630        6/26/09            --       (146,463)
       6,900,000  Polish Zloty ..................   3,166,590        6/30/09            --       (698,762)
       3,500,000  Singapore Dollar ..............   2,606,494        6/30/09            --       (223,760)
       2,750,000  Swiss Franc ...................   2,684,446        6/30/09            --       (303,577)
      34,550,000  Malaysian Ringit ..............  10,818,851        7/17/09            --     (1,017,510)
       1,800,000  Polish Zloty ..................     861,038        7/20/09            --       (217,449)
     255,000,000  Japanese Yen ..................   1,571,668 EUR    7/22/09       626,087             --
 208,055,500,000  Indonesian Rupiah .............  21,500,000        7/29/09            --     (3,682,368)
     115,616,100  Malaysian Ringit ..............  35,800,000        7/29/09            --     (2,986,367)
     636,335,500  Taiwanese Dollar ..............  21,500,000        7/29/09            --     (2,208,303)
  67,360,000,000  Indonesian Rupiah .............   6,926,478        9/04/09            --     (1,193,170)
       4,402,925  Polish Zloty ..................   1,852,966        9/04/09            --       (279,069)
       8,350,000  Singapore Dollar ..............   5,915,273        9/04/09            --       (216,116)
     700,000,000  Japanese Yen ..................   6,659,690        9/17/09       561,143             --
     121,407,000  Chinese Yuan ..................  17,697,813        9/23/09            --       (373,220)
CONTRACTS TO SELL
       1,650,000  Swiss Franc ...................   1,473,741       11/28/08        49,928             --
Unrealized appreciation (depreciation) on offsetting forward exchange
   contracts ................................................................    5,722,786     (5,204,874)
                                                                                ----------   ------------
Unrealized appreciation (depreciation) on forward exchange contracts ........    9,515,529    (34,778,128)
                                                                                ----------   ------------
      Net unrealized depreciation on forward exchange contracts .............                $(25,262,599)
                                                                                             ============

(a)  In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

EUR - Euro

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               Annual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               28 | Annual Report

Franklin Templeton Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON HARD CURRENCY
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Hard Currency Fund (the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                               Annual Report | 29

Franklin Templeton Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,936,945 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.


                               30 | Annual Report

Franklin Templeton Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -------------------   ---------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1993            143                     Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2003            120                     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of
Administration, California Public Employees Retirement Systems (CALPERS)
(1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007            120                     Chevron Corporation (global energy
One Franklin Parkway                                                                             company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2005            143                     Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (rail-road) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 31

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -------------------   ---------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1993            120                     Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007            143                     Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007            143                     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since         120                     None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy,
Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).


                               32 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -------------------   ---------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 1993            143                     None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007            94                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance      Not Applicable          Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President -
                                 - AML             AML Compliance
                                 Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since       Not Applicable          Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 33

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -------------------   ---------------------   -----------------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since February 2008   Not Applicable          Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000            Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     Since 2002            Not Applicable          Not Applicable
One Franklin Parkway             Chief Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006            Not Applicable          Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.


                               34 | Annual Report

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -------------------   ---------------------   -----------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005            Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since                 Not Applicable          Not Applicable
500 East Broward Blvd.           President         February 2008
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 35

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               36 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


                          Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 A2008 12/08




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,277 for the fiscal year ended October 31, 2008 and $37,013 for the fiscal year ended October 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $499 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,578 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                 N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   -------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008